EXHIBIT 32.2
CERTIFICATION OF PERIODIC REPORT
I, Michael O. Moore, Executive Vice President, Chief Financial Officer and Secretary of The Cato Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that on the date of this Certification:
1.	the Form 10-Q of the Company for the quarter ended October 29, 2005 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
     Dated: December 6, 2005

/s/ Michael O. Moore
Michael O. Moore
Executive Vice President Chief Financial Officer and Secretary

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